UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2008 (December 18, 2008)

JER Investors Trust Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 714-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 18, 2008, JER Investors Trust Inc. (“JRT”) and J.P. Morgan Securities Inc. (“JPM”) entered into a second amendment (the “JPM Amendment”) to the guaranty (the “Guaranty”) issued by JRT on September 12, 2008 in connection with the repurchase facility (the “JPM Facility”) between JPM and JERIT Finance Co JPM, LLC, a subsidiary of JRT (“JER FinanceCo JPM”).  The JPM Amendment modified certain financial covenants applicable to JRT under the JPM Facility.  JPM and JER FinanceCo JPM also agreed to extend the term of the JPM Facility to December 22, 2009.  JER FinanceCo JPM also agreed to make a one-time payment of $2.0 million to JPM in February 2009, and monthly amortization payments of $750,000 to JPM commencing in March 2009 through the maturity of the JPM Facility, with the remaining outstanding balance on the JPM Facility due and payable on December 22, 2009.  As of December 18, 2008, JRT had total outstanding borrowings under the JPM Facility of approximately $16 million.

On December 11, 2008, JRT, JER Investors Trust Finance Company GS, LLC, a subsidiary of JRT, and Goldman Sachs Mortgage Company (“Goldman”) entered into an agreement (the “GS Agreement”) regarding the consensual termination and repayment of JRT’s repurchase facility with Goldman, which was originally entered into on September 21, 2006 (the “Goldman Facility”), as described in JRT’s Current Report on Form 8-K filed with the SEC on December 17, 2008.  Upon termination of the Goldman Facility pursuant to the GS Agreement, the JPM Facility will be JRT’s only outstanding repurchase facility.

The Guaranty, JPM Amendment and JPM Facility are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference into this Item 1.01.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Guaranty, dated September 12, 2008, between JER Investors Trust Inc. and J.P. Morgan Securities Inc.
10.2	Second Amendment to Guaranty, dated December 18, 2008, between JER Investors Trust Inc. and J.P. Morgan Securities Inc.
10.3	Master Repurchase Agreement, dated September 12, 2008, between JERIT Finance Co JPM, LLC and J.P. Morgan Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.
(Registrant)

Date: December 22, 2008	By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Guaranty, dated September 12, 2008, between JER Investors Trust Inc. and J.P. Morgan Securities Inc.

10.2	Second Amendment to Guaranty, dated December 18, 2008, between JER Investors Trust Inc. and J.P. Morgan Securities Inc.

10.3	Master Repurchase Agreement, dated September 12, 2008, between JERIT Finance Co JPM, LLC and J.P. Morgan Securities Inc.